SUPPLEMENT

DATED APRIL 4, 2014 TO

HARTFORD PORTFOLIO DIVERSIFIER HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013, EACH AS LAST SUPPLEMENTED JUNE 14, 2013

Effective on the close of business on April 4, 2014, changes are being made with respect to the portfolio management team of Hartford Portfolio Diversifier HLS Fund (the “Fund”).  James Ong will no longer serve as a portfolio manager for the Fund.  Accordingly, all references to James Ong in the Prospectus and Statement of Additional Information are deleted in their entirety. Paul Bukowski will remain as the portfolio manager for the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

April 2014